STATE STREET CORPORATION CASH AWARD PLAN Effective for performance periods beginning on or after January 1, 2019 1. PURPOSES OF THE PLAN The purposes of the Plan are to (i) link total compensation opportunities to organizational, business line, risk management and individual performance goals and (ii) attract, retain, reward and motivate professionals of the highest caliber. 2. DEFINITIONS 2.1. “Award” means the cash bonus awarded to a Participant under the Plan that the Plan Administrator determines, in its discretion, is to be paid in accordance with the terms of the Plan. 2.2. “Award Pool” means the final aggregate amount available for payment of Awards under the Plan for the applicable Performance Period. 2.3. “Board” means the Board of Directors of the Company. 2.4. “Code” means the Internal Revenue Code of 1986, as amended, and its implementing regulations from time to time. 2.5. “Committee” means the Executive Compensation Committee of the Board. 2.6. “Company” means State Street Corporation, its subsidiaries and affiliates as determined by the Plan Administrator in its discretion. 2.7. “Effective Date” means the effective date specified in Section 5.13. 2.8. “Eligible Employee” means (i) any employee of an Employer (including an officer or director who is also an employee) and (ii) any individual (a) who is no longer an employee of an Employer due to retirement or otherwise, (b) who the Plan Administrator determines, in its discretion, is eligible to receive a cash bonus or other compensation earned while in the employment of an Employer, and (c) whose cash bonus or other compensation the Plan Administrator determines, in its discretion, be paid, in whole or in part, in the form of an Award under this Plan. 2.9. “Employer” means any or all, as the context requires in order to refer to the employing entity of a Participant, of State Street Corporation and any other entity (or branch) that would be treated as a member of the same controlled group of corporations, as trades or businesses under common control, with State Street Corporation, under Code sections 414(b) and (c). 2.10. “Participant” means an Eligible Employee who is issued an Award pursuant to Article 4.

2.11. “Performance Period” means the Company’s fiscal year or any other period selected by the Plan Administrator. 2.12. “Plan” means this State Street Corporation Cash Award Plan, as it may be amended from time to time. 2.13. “Plan Administrator” means the Plan Administrator appointed pursuant to Section 3.1. 3. ADMINISTRATION 3.1. Plan Administrator. Except with respect to any authority the Committee retains for itself to act as Plan Administrator with respect to some or all of the Participants and/or some or all of the provisions of the Plan and except as the Committee may otherwise determine, the Plan Administrator shall be jointly or severally the most senior Global Human Resources officer (as of the date of this document, the Executive Vice President-Chief Human Resources and Citizenship Officer) as from time to time in office and the most senior Global Total Rewards Officer (as of the date of this document, the Senior Vice President-Head of Global Total Rewards). The Plan Administrator shall have complete discretionary authority to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. However, no individual acting, directly or by delegation, as the Plan Administrator may determine his or her own rights or entitlements under the Plan. The Plan Administrator shall establish such rules and procedures, maintain such records and prepare such reports as it considers, in its discretion, necessary or appropriate to carry out the purposes of the Plan. The Plan Administrator may, in its discretion, delegate to such employees or other persons as it determines such of its duties or responsibilities as it deems appropriate. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the Plan Administrator with respect to any Participant who has been designated as an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, shall be the Committee. 3.2. Outside Services. The Plan Administrator may engage counsel and such clerical, financial, investment, accounting and other specialized services, whether internal or external to the Company, as the Plan Administrator may deem necessary or appropriate in the administration of the Plan. The Plan Administrator shall be entitled to rely upon any opinions, reports, or other advice furnished by such counsel or other specialist engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or omission made in good faith. 3.3. Indemnification. To the extent permitted by law and not prohibited by its charter and bylaws, State Street Corporation will indemnify and hold harmless every person serving (directly or by delegation) as Plan Administrator and the estate of such individual if he or she is deceased from and against all claims, loss, damages, liability and reasonable costs and expenses incurred in carrying out his or her responsibilities as Plan Administrator, unless due to gross negligence, bad faith or willful misconduct of such individual; provided, that counsel fees and Information Classification: Limited Access - 2 - ActiveUS 169720774v.3

amounts paid in settlement must be approved by State Street Corporation; and further provided, that this Section 3.3 will not apply to any claims, loss, damages, liability or costs and expenses which are covered by a liability insurance policy maintained by State Street Corporation or by the individual. The provisions of the preceding sentence shall not apply to any corporate trustee, insurance company, investment manager or outside service provider (or to any employee of any of the foregoing) unless the Company otherwise specifies in writing. 4. AWARD POOL FUNDING; ELIGIBILITY AND AWARDS 4.1. Establishment of Award Pool. The Committee will establish the Award Pool, if any, for the Performance Period in its discretion based on such performance and other measures as it determines in its discretion. 4.2. Awards. Awards, if any, shall be issued to Eligible Employees as determined by the Plan Administrator in its discretion. 4.3. Payment. Awards will be paid in a lump sum in cash, unless otherwise determined by the Plan Administrator in its discretion and will be paid no later than the last day of the calendar year in which the Committee makes a final determination of the Award Pool for the Performance Period. Awards will be paid on such terms, and subject to such conditions as the Plan Administrator shall determine in its discretion. 4.4. Forfeiture; Clawback. Awards made under the Plan are subject to any forfeiture, compensation recovery or similar requirements under applicable law and related implementing regulations and guidance, and to other forfeiture, compensation recovery or similar requirements under plans, policies and practices of the Company in effect from time to time. In the event that under any applicable law or related implementing regulations, or guidance, or pursuant to any Company plans, policies or practices, the Company is required or permitted to reduce or cancel any amount remaining to be paid, or to recover any amount previously paid, with respect to an Award, it shall, in its discretion, be authorized to do so. 5. MISCELLANEOUS 5.1. Limitation on Rights Conferred Under Plan. Awards under the Plan are discretionary. Neither the Plan nor any action taken hereunder will be construed as (i) giving any Participant or other person the right to continue in the employ or service of the Company, (ii) interfering in any way with the right of the Company to terminate any Participant’s or other person’s employment or service (or to demote or to exclude any Participant or other person from future Awards under the Plan) at any time for any reason or (iii) giving any Participant or other person any claim or right to be granted any Award under the Plan or to be treated uniformly with other Participants and employees. Except as specifically provided by the Plan Administrator, the Company shall not be liable for the loss of any actual or potential payments related to an Award in the event of the termination of employment of any Participant. The Plan will not confer on any person other than the Company and the Participant any rights or remedies thereunder, except as expressly provided in the Plan. Information Classification: Limited Access - 3 -

5.2. Inalienability of Awards. Except as required by law, no Award hereunder, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. 5.3. Tax Withholding. All payments under the Plan shall be subject to reduction for applicable tax and other legally and contractually required withholdings. Withholding will be made in accordance with such procedures and standards as the Company shall establish in its discretion. 5.4. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special award payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company except as may be determined by the Plan Administrator. 5.5. Unfunded Status of the Plan. All payments hereunder to Participants shall be paid from the general assets of the Company. The Plan is intended to constitute an “unfunded” plan for award compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. 5.6. ERISA. The Plan is intended to be an award plan which is not subject to the Employee Retirement Income Security Act of 1974, as amended. 5.7. Amendment of the Plan. By action of the Committee or its delegate, the Company reserves the absolute right at any time and from time to time to amend or suspend the Plan or any outstanding Award for any purpose which may at the time be permitted by law. The Plan Administrator reserves the right to vary the terms of the Plan or an Award for one or more Participants to the extent that it determines, in its discretion, that doing so is necessary or advisable (i) to comply with applicable laws, rules, regulations or guidance, including the laws of any non-U.S. jurisdiction, (ii) to facilitate the administration of the Plan or (iii) for other reasons. 5.8. Section 409A. Awards under the Plan are intended to be exempt from Section 409A of the Code. In any event, the Company makes no representations or warranties and will have no liability to any Participant or any other person if any provisions of or payments under this Plan are determined to constitute deferred compensation subject to Section 409A but not to satisfy the conditions of that section. 5.9. Application of Local Law. Participation in the Plan and payment of an Award under the Plan shall be subject to any special terms and conditions for the Participant’s country of residence (and country of employment, if different), as determined by the Plan Administrator in its discretion. The Plan Administrator reserves the right to impose other requirements on participation in the Plan, to the extent the Plan Administrator, in its discretion, determines that such other requirements are necessary or advisable in order to comply with local law. To the Information Classification: Limited Access - 4 - ActiveUS 169720774v.3

extent a court or tribunal of competent jurisdiction determines that any provision of the Plan is invalid or unenforceable, in whole or in part, the Plan Administrator, in its discretion, shall have the power and authority to revise or strike such provision to the extent it determines, in its discretion, necessary to make it and the other provisions of the Plan valid and enforceable to the full extent permitted under local law. 5.10. Construction. The Plan shall be construed, regulated and administered in accordance with the laws of the Commonwealth of Massachusetts and applicable federal laws. 5.11. Headings. The headings of the sections in the Plan are placed herein for convenience of reference, and, in the case of conflict, the text of the Plan, rather than such heading, shall control. 5.12. Term. The Plan will commence as of the Effective Date. The Plan shall continue in effect until terminated by the Committee. 5.13. Effective Date of Plan. The Plan shall become effective on the date the Plan is approved by the Committee. IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on the 20th day of February, 2019. STATE STREET CORPORATION By: /s/ Kathryn M. Horgan Information Classification: Limited Access - 5 -